National Penn Bancshares, Inc.

2nd Quarter 2013

Earnings Webcast

Safe Harbor Regarding Forward Looking Statements

This presentation contains forward-looking information about National Penn Bancshares, Inc. ("National Penn") that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, unanticipated costs from our corporate relocation plan, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, potential dilution of National Penn's shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Non-GAAP Financial Measures

This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and return on assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and returns provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

NATIONAL PENN

Q2 2013 Highlights

- Quarterly net income of $0.17 per share
- Strong quarterly ROAA of 1.21%
- Net interest margin increases to 3.53% from 3.49%
- Strong asset quality and operating expense management continue
- Third quarter cash dividend of $0.10 per common share declared

NATIONAL PENN

Consistent Earnings and Strong ROAA Trend



$0.20
$0.15
$0.10
$0.05
$0.00
1.60%
1.20%
0.80%
0.40%
0.00%
$0.15
$0.17
$0.17
$0.16
$0.17
1.09%
1.23%
1.19%
1.14%
1.21%
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Adjusted Earnings Per Share*
Adjusted ROAA*

*Refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Stable Net Interest Income and Margin



($millions)
$80.0
$60.0
$40.0
$20.0
$0.0
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
$63.2
$63.6
$63.4
$61.6
$63.3
3.48%
3.50%
3.46%
3.49%
3.53%
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Net Interest Income
Net Interest Margin (FTE)

Disciplined Loan Growth



($millions)
Commercial Loans
$3,750
$3,500
$3,250
$3,000
$3,483
$3,573
$3,591
3% Growth in Commercial Loans
Q2 2012
Q1 2013
Q2 2013



($millions)
Consumer Loans
$2,000
$1,600
$1,200
$800
$400
$0
$1,728
$1,677
$1,670
3% Decline in Consumer Loans
$712
$670
$660
Q2 2012
Q1 2013
Q2 2013
Total Consumer Loans
Mortgages



($millions)
Total Loans
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,211
$5,250
$5,261
$302
$243
$234
Q2 2012
Q1 2013
Q2 2013
Total Loans
Classified Loans

NATIONAL PENN

Sustained Strong Asset Quality



Classified Loans
($millions)
$350
$300
$250
$200
$150
$100
$302
$296
$261
$243
$234
22% Decline in Classified Loans
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013



Provision for Loan Losses & Net Loan Charge-Offs
($millions)
$10.0
$7.5
$5.0
$2.5
$0.0
$6.8
$5.1
$4.6
$5.3
$4.1
$2.0
$2.0
$2.0
$1.5
$1.5
39% Decline in Net Charge-Offs
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Provision
Net Charge-Offs



Allowance / Non-Performing Loans
250%
200%
150%
100%
50%
0%
189%
87%
Q2 2013
Peer Mean*



Non-Performing Loans / Total Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.05%
1.83%
Q2 2013
Peer Mean*

* Peer mean as of 3/31/13. Refer to appendix for listing of peers.

NATIONAL PENN

Diversification and Contribution of Non-Interest Income to Earnings Strength

Q2 2013 Core Non-Interest Income* Components


Other Core Non-interest Income 63%
Mortgage Banking 9%
Wealth Management 28%
68%
32%
Assets Under Management
Transactional

* Refer to Appendix for reconciliation of Non-GAAP measure.

NATIONAL PENN

Culture of Operating Expense Management


($millions)
Operating Expenses* and Efficiency Ratio*
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
70%
65%
60%
55%
50%
45%
40%
35%
30%
$52.4
$52.3
$53.3
$52.3
$52.4
$53.2
57.47%
58.42%
56.26%
56.40%
58.61%
57.43%
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Salaries, wages and employee benefits
Premises and equipment
Other operating expense
FDIC insurance
Efficiency Ratio

* Refer to Appendix for reconciliation of Non-GAAP measure.

NATIONAL PENN

Strength of Capital Ratios and "Excess" Capital Position Reflect Opportunity


20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
10.79%
14.17%
16.67%
10.55%
14.25%
16.77%
Q1 2013
Q2 2013
Tangible Common Equity / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio


"Excess" Capital
($millions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital at March 31, 2013 in Excess of "Well Capitalized" + 250bp
Capital at June 30, 2013 in Excess of "Well Capitalized" + 250bp


Tier 1 Common Ratio vs. Peer Mean
20.0%
15.0%
10.0%
5.0%
0.0%
14.25%
10.69%
Q2 2013
Peer Mean*

NPBC capital ratios and capital levels are not expected to be materially impacted by Basel III rules.

* Peer mean as of 3/31/13. Refer to appendix for listing of peers.

NATIONAL PENN

Building Long-Term Shareholder Value

Q2 2013

- **Consistent Earner at a Relatively High Level**
  - Return on average assets: 1.21%
- **Superior Asset Quality**
  - Non-performing loans / total loans: 1.05%
  - Loan loss reserve / non-performing loans: 189%
- **"Fortress-Like" Balance Sheet**
  - Tangible common equity / tangible assets: 10.55%
  - Total risk based capital: 16.77%
  - Sustained risk management
- **Positioned for Disciplined Growth and Capital Management**
  - Organic loan growth
  - Participation in industry consolidation

Forbes 2013
BEST BANKS
IN AMERICA

NATIONAL PENN

APPENDIX

NPBC Peer Group- 2009 Proxy Statement*

Peer	Ticker	Assets as of 3/31/13 ($billions)
Bancorp South, Inc.	BXS	$13.4
F.N.B Corporation	FNB	12.0
First Midwest Bancorp, Inc	FMBI	8.1
First Niagara Financial Group, Inc.	FNFG	36.8
FirstMerit Corporation	FMER	15.3
Fulton Financial Corporation	FULT	16.7
MB Financial, Inc.	MBFI	9.4
Old National Bancorp	ONB	9.7
Susquehanna Bancshares, Inc.	SUSQ	18.0
Trustmark Corporation	TRMK	11.9
Valley National Bancorp	VLY	16.0
Wintrust Financial Corp	WTFC	17.1

* Note: Wilmington Trust (WL) excluded from peer data beginning with data for Q1 2011 due to acquisition by M&T.
Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

Reconciliation of Non-GAAP Measures

Adjusted earnings per diluted share	**Q2 2012**	**Q3 2012**	**Q4 2012**	**Q1 2013**	**Q2 2013**
Net income (loss)	$ 0.15	$ 0.17	$ 0.17	$ (0.12)	$ 0.17
After-tax adjustments:					
Unrealized FV gain on subordinated debentures*	-	-	-	(0.01)	-
Loss on debt extinguishment**	-	-	-	0.29	-
Adjusted net income	$ 0.15	$ 0.17	$ 0.17	$ 0.16	$ 0.17

($millions)

Adjusted return on average assets	**Q2 2012**	**Q3 2012**	**Q4 2012**	**Q1 2013**	**Q2 2013**
Net income (loss)	$ 22.4	$ 26.0	$ 25.1	$ (17.4)	$ 25.0
After-tax adjustments:					
Unrealized FV loss (gain) on subordinated debentures*	0.5	(0.1)	0.2	(1.4)	-
Loss on debt extinguishment**	-	-	-	42.2	-
Adjusted net income	$ 23.0	$ 26.0	$ 25.3	$ 23.4	$ 25.0
Average Assets	$ 8,473.2	$ 8,386.3	$ 8,440.6	$ 8,298.8	$ 8,326.5
Adjusted ROAA	1.09%	1.23%	1.19%	1.14%	1.21%

*TruPS redemption.
**FHLB repayment.

NATIONAL PENN

Reconciliation of Non-GAAP Measures

($000s)

Efficiency ratio	**Q1 2012**	**Q2 2012**	**Q3 2012**	**Q4 2012**	**Q1 2013**	**Q2 2013**
Non-interest expense	$ 52,440	$ 52,269	$ 53,339	$ 52,262	$117,322	$ 53,153
Less:						
Loss on debt extinguishment**	-	-	-	-	64,888	-
Operating expenses	$ 52,440	$ 52,269	$ 53,339	$ 52,262	$ 52,434	$ 53,153
Net interest income (taxable equivalent)	$ 68,645	$ 67,929	$ 68,139	$ 67,909	$ 66,015	$ 67,610
Non-interest income	24,241	20,456	26,765	24,506	25,577	24,968
Less:						
Net gains (losses) on FV changes of subordinated debentures*	1,645	(810)	101	(253)	2,111	-
Net (losses) gains on investment securities	-	(277)	-	4	25	22
Adjusted revenue	$ 91,241	$ 89,472	$ 94,803	$ 92,664	$ 89,456	$ 92,556
Efficiency Ratio	57.47%	58.42%	56.26%	56.40%	58.61%	57.43%

($000s)

Core non-interest income	**Q2 2013**
Banking - deposits	$8,564
Banking - mortgages	2,122
Banking - other	3,948
Wealth	6,986
Insurance	3,326
Subtotal - core non-interest income	24,946
Net gains on investment securities	22
Total non-interest income	$ 24,968

*TruPS redemption.

**FHLB repayment.

NATIONAL PENN